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EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT

Board of Directors
Angeion Corporation:

        We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report, dated January 27, 2003, which report appears in Angeion Corporation's Annual Report on Form 10-KSB for the ten month transition period ended October 31, 2002, filed with the Securities and Exchange Commission.

                      KPMG LLP

                      \s\ KPMG LLP

Minneapolis, Minnesota
May 14, 2003

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INDEPENDENT AUDITORS' CONSENT